Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company has elected to qualify as a REIT in accordance with the Internal Revenue Code (the “Code”). To qualify as a REIT, the Company must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted REIT taxable income to its stockholders. It is management’s intention to adhere to these requirements and maintain the Company’s REIT status.

As a REIT, the Company generally will not be subject to federal income tax, provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code. If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for four subsequent taxable years.

Even if the Company qualifies for taxation as a REIT, the Company is subject to certain state and local taxes on its income and property, and to federal income and excise taxes on its undistributed taxable income. In addition, taxable income from non-REIT activities managed through TRS is subject to federal, state and local income taxes.

The Company is also subject to certain state and local income taxes or franchise taxes. State and local income taxes or franchise taxes were approximately $2.9 million, $2.1 million, $3.4 million and $6.5 million for the years ended December 31, 2013 and 2012, the period from June 28, 2011 to December 31, 2011 and the period from January 1, 2011 to June 27, 2011.

Taxable REIT Subsidiaries
TRS’ activities include real estate operations and an investment in an insurance company (see Note 11 for further information). In July 2013, one of the Company's TRS's converted its corporation to a limited liability company, and another TRS merged into the Operating Partnership. As such, the Company is no longer subject to federal, state and local taxes on the income earned from these entities.
Income taxes have been recorded based on the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the temporary differences between the financial reporting basis and the tax basis of taxable assets and liabilities.

As of December 31, 2013 the TRS had no gross deferred tax assets or liabilities. As of December 31, 2012, the TRS had gross deferred tax assets of $371.1 million and gross deferred tax liabilities of $0.6 million.  Deferred tax assets and liabilities are primarily attributable to real estate basis differences and net operating loss carry forwards. As of December 31, 2012, a valuation allowance of $370.5 million had been established due to the uncertainty associated with realizing these deferred tax assets. Deferred tax assets and liabilities are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively, in the accompanying Consolidated Balance Sheets.